Acquisitions	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Acquisitions
5.	Acquisitions

Marcellus JV Buy-In

Prior to the completion of the Marcellus JV Buy-In, the Company accounted for its 50% equity interest in the Marcellus joint venture under the equity method of accounting. Immediately prior to the completion of the Marcellus JV Buy-In, the fair value of the existing equity in the Marcellus joint venture was approximately $250.6 million. The acquisition date fair value of the existing equity investment was based on an income approach. The income approach, considered to be a Level 3 fair value method, calculated the present value of the future cash flows related to the natural gas properties as of the date of the transaction, utilizing a discount rate based upon market participant assumptions, natural gas strip prices as of the date of the transaction, and a decline curve consistent with our geographic peers. As a result of the Marcellus JV Buy-In, the Company was required to remeasure its equity investment at fair value, which resulted in a non-recurring gain of approximately $203.6 million during the three months ended March 31, 2014. Based on valuations performed as of the acquisition date, the natural gas properties had a fair value of approximately $343.0 million. The acquisition consolidated the resources of the Company and the Marcellus joint venture, which enables management to optimize and prioritize the development of their combined natural gas properties. The management team of the Company historically served as the management team of the Marcellus joint venture, providing it with familiarity with its assets and operations. As a result of these factors, the excess purchase price over net assets and liabilities assumed of $338.0 million was allocated to goodwill.

The purchase price allocation and resulting impact on the corresponding condensed consolidated balance sheet relating to the Marcellus JV Buy-In is as follows:

(in thousands)
Financial assets	$34,242
Proved natural gas properties, net	288,000
Unproved natural gas properties	55,000
Goodwill	338,036
Financial liabilities	(49,313)
Long-term debt	(75,400)
Deferred tax liability	(17,933)

Total identifiable net assets	$572,632

Cash paid for acquisitions	$100,000
Fair value of equity issued	222,000
Fair value of pre-existing equity investment Total consideration	250,632

$572,632

Subsequent to the completion of the Marcellus JV Buy-In and excluding the related gain of $203.6 million recorded at January 29, 2014, the 100%-owned Marcellus joint venture contributed the following to the Company’s consolidated operating results for the three months ended March 31, 2014:

Three Months Ended March 31, 2014
(in thousands)
Revenue	$34,935
Net income	$29,467

Pro Forma Information (Unaudited)

The following unaudited pro forma combined financial information presents the Company’s results as though the Marcellus JV Buy-In has been completed at January 1, 2014 and January 1, 2013, respectively.

	Three Months Ended March 31, 2014 (Pro Forma)	Three Months Ended March 31, 2013 (Pro Forma)
	(in thousands, except per share data)
Pro forma net revenues	$102,402	$30,172
Pro forma net income (loss)	$(69,018)	$(7,762)
Pro forma loss per share (basic)	$(0.54)	$(0.08)
Pro forma loss per share (diluted)	$(0.54)	$(0.08)

Momentum Acquisition

On February 12, 2014, the Company, through its indirect wholly-owned subsidiary Rice Poseidon Midstream LLC, a Delaware limited liability company (“Rice Poseidon”), entered into a purchase and sale agreement with M3 Appalachia Gathering LLC, a Delaware limited liability company (“M3”), to acquire (the “Momentum Acquisition”) certain gas gathering assets in eastern Washington and Greene Counties, Pennsylvania. On April 17, 2014, the Company completed the Momentum Acquisition for aggregate consideration of approximately $110.0 million (the “Purchase Price”). The effective date for the Momentum Acquisition is March 1, 2014. The Company funded the Purchase Price with cash on hand.

The properties acquired in the Momentum Acquisition consist of a 28-mile, 6”-16” gathering system in eastern Washington County, Pennsylvania, and permits and rights of way in Washington and Greene Counties, Pennsylvania, necessary to construct an 18-mile, 30” gathering system connecting the northern system to the Texas Eastern pipeline. The northern system is supported by long-term contracts with acreage dedications covering approximately 20,000 acres from third parties. Once fully constructed, the acquired systems are expected to have an aggregate capacity of over 1 billion cubic feet of natural gas per day.

14.	Acquisitions

On December 31, 2012, the Company entered into a transaction to acquire certain producing shallow natural gas wells and unproved properties (the “Shallow-Well Acquisition”). Total firm consideration in the Shallow-Well Acquisition was approximately $10.0 million of which $3.3 million was paid to the seller in January 2013. An additional $1.0 million was paid to the seller as of December 31, 2013, reducing the notes payable. The remaining consideration will be transferred to the seller from 2014 to 2015. In addition to the firm consideration, the seller has the right to participate in the development of the unproved properties and the Company is responsible for funding $3.7 million of these activities. The Company has recorded the $10.0 million purchase price with the offset to proved and unproved properties.